SUMMARY PROSPECTUS — April 30, 2020
FS Event Driven Fund
Class A: FSDDX
Class I: FSDFX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including its Statement of Additional Information and most recent reports to shareholders, online at https://fsinvestments.com/investments/pages/fs-series-trust. You can also get this information at no cost by calling 1-877-628-8575 or by contacting the Fund through the FS Investments website at www.fsinvestments.com/contact-us. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2020, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the FS Event Driven Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling (877) 628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.
You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

INVESTMENT OBJECTIVE
FS Event Driven Fund (the “Fund”) seeks to provide capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 129 of the Fund’s Prospectus and in the “Shares of the Trust — Purchases” section on page 79 of the Fund’s Statement of Additional Information.
Shareholder Fees
(fees paid directly from your investment)
	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A
Management Fees	1.20%	1.20%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	8.07%	8.07%
Total Annual Fund Operating Expenses	9.27%	9.52%
Expense Reductions(2)(3)	7.82%	7.82%
Total Annual Fund Operating Expenses after Expense Reductions	1.45%	1.70%

(1)
The costs of investing in swaps are estimated to be between approximately 0.20% to 0.50% of the Fund’s average daily net assets. Such costs are indirect expenses of the Fund that are variable in nature and are not included in the fee table or expense example.

(2)
The Adviser (as defined below) has contractually agreed to waive its management fee until June 30, 2020. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 1.20 percent of the Fund’s average daily net assets.

(3)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least April 30, 2021. The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$738	$2,509	$4,123	$7,562
Class I	$148	$1,986	$3,671	$7,293
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2019, the Fund’s portfolio turnover rate was 0%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by primarily investing in securities that FS Fund Advisor, LLC (“FS” or the “Adviser”) expects to be influenced by an event or catalyst, such as information around the earnings cycle (press releases, earnings calls, regulatory filings, and insider transactions), mergers and acquisitions, spinoffs and split-offs, financial or strategic restructurings, management changes, synergistic acquisitions, as well as other transformative events. The intended goal of the Fund is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of the event.
The Fund seeks to achieve its investment objective by using a quantitative approach to predict the impact of the events or information. These models may employ pattern recognition techniques commonly referred to as “machine learning” and use non-traditional datasets commonly referred to as “big data” to generate trading signals. “Big data” refers to extremely large data sets that may be processed through professional techniques and technology and analyzed computationally to reveal patterns, trends and associations. The Fund will typically use a systematic, rules-based approach to identify and select securities. Under normal circumstances, the Fund invests a portion of its net assets (plus any borrowings for investment purposes) in equity securities and related derivative instruments with similar economic characteristics.
The Fund expects to maintain long and short positions primarily through the use of swap agreements and other derivative instruments, although the Fund may also take long and short positions directly. At times, the Fund may have significant short positions in equity securities and equity-related instruments, up to 100% of the Fund’s assets.
The Adviser typically will manage all or a portion of the Fund’s assets by purchasing and selling equity shares directly, or through the use of equity derivatives (described below). The Fund may also allocate up to 100% of the assets of the Fund among one or more alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the returns of particular investment strategies (“Alternative Beta Strategies”). An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub-advisers. Alternative Beta

Providers in particular may offer cost advantages over traditional alternative asset managers. The strategies employed by the use of Alternative Beta Providers are referred to in the Fund’s Prospectus as “Alternative Investment Strategies.” In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly.
The Fund normally invests in both U.S. and non-U.S. securities, including securities of issuers located in developing countries. Non-U.S. securities may be denominated in either U.S. dollars or foreign currencies. The Fund may invest in securities of issuers of any market capitalization.
The Fund’s investment in equity securities may include common stock, preferred stock, securities convertible into common stock, non-convertible preferred stock and depositary receipts. The Fund may gain exposure to equity securities through derivatives.
The Fund may invest in fixed-income securities and related derivative instruments with similar economic characteristics. The Fund’s investment in fixed-income securities may include fixed and floating rate corporate bonds. The Fund may invest in debt securities of any credit quality, as determined by Fund management, which may include high yield securities (commonly called “junk bonds”).
The Fund may invest in derivatives, including but not limited to, total return and credit default swaps, contracts for difference, structured investments (including structured notes), futures, options, indexed and inverse securities and foreign exchange transactions, for hedging purposes, as well as to enhance the return on its portfolio investments. There is no limit to the Fund’s ability to invest in derivatives, except as may be limited by requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and at times the Fund may utilize derivatives to a significant extent, up to 100% of the Fund’s non-cash related exposure.
When consistent with the Fund’s investment objective, the Fund’s investments may include short-term investments such as cash and cash equivalents, U.S. Government and agency securities, money market funds (including funds that may be affiliated with or sponsored or managed by FS), commercial paper, certificates of deposit and other bank deposits and bankers’ acceptances.
The Fund may invest in securities of companies without an identified catalyst to hedge unwanted exposures to an industry or the market as a whole.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
Although the Fund intends to normally invest in Alternative Investment Strategies, it retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative Beta Providers. The Fund is considered non-diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.
Derivatives Risk
The Fund may invest in financial instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the financial instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of financial instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial instruments used for hedging purposes may not hedge risks as expected, and financial instruments used for non-hedging purposes may not provide the anticipated investment exposure. Financial instruments may be highly illiquid, and the Fund may not be able to close out or sell a financial instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial instruments also may be subject to interest rate risk, currency risk and counterparty risk.
Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. These price movements may result from factors affecting individual companies, industries, securities markets or economies.
Market Risk
Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money.
Volatility Risk
The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Alternative Beta Providers. The Fund’s Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Event-Driven Trading Risk
The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Hedging Transactions Risk
Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs, which could reduce the Fund’s return.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non-traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non-traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Model and Technology Risk
The Adviser and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversification Risk
The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in

Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Activist Strategies Risk
The Fund may purchase securities of companies that are the subject of proxy contests or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of such company’s securities to increase. There is a risk that the market price of the company’s securities will fall if the proxy contest, or the new management, is not successful.
Contracts for Difference Risk
Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Liquidity Risk
Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.
Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk)
To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Small- or mid-cap capitalization stocks may be more volatile and more greatly affected by sector or market events than larger-capitalization stocks.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Credit/Default Risk
An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment.
Custody Risk
The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Depositary Receipts Risk
Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.
Foreign Investments and Emerging Markets Risk
The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Interest Rate Risk
Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.
Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.
Preferred Stock Risk
Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

Convertible Securities Risk
If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.
Non-Investment Grade Fixed Income Securities Risk
Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.
Prepayment Risk
The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2018. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors that are tax-exempt or hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1-877-628-8575 or by visiting the Fund’s website at www.fsinvestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Class I
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.76%
2019

Best Quarter: Q2 2019: +3.15%

Worst Quarter: Q1 2019 = -1.60%

Average Annual Total Returns Periods Ending December 31, 2019	1 Year	Annualized Since Inception
CLASS I
Return Before Taxes	4.76%	4.76%
Return After Taxes on Distributions	3.45%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares	3.20%	3.20%
BofA Merrill Lynch US 3 Month T-Bill	2.28%	2.28%
CLASS A
Return Before Taxes	-1.50%	-1.50%
BofA Merrill Lynch US 3 Month T-Bill	2.28%	2.28%

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
MANAGEMENT
Investment Adviser:   FS Fund Advisor, LLC
Portfolio Managers
Name	Portfolio Manager of the Fund Since	Title
Michael Kelly	2018	President & Chief Investment Officer, FS Investments
Scott Burr	2018	Investment Management Portfolio Manager, FS Investments
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-877-628-8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.

The Fund’s initial and subsequent investment minimums generally are as follows:
	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion. Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax-advantaged arrangement. Any withdrawals made from such a tax-advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.